UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

KAPSTONE PAPER AND PACKAGING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAPSTONE PAPER AND PACKAGING CORPORATION

April 27, 2007

Dear Stockholder:

This year’s Annual Meeting of Stockholders will be held on Thursday, May 31, 2007 at 11:00 a.m., Central Standard Time, at the Renaissance Hotel, 933 Skokie Boulevard, Northbrook, Illinois. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please make sure to vote your shares by promptly dating, signing, and returning the enclosed proxy card or attending the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our 2006 Annual Report is also enclosed.

I look forward to seeing you at the annual meeting.

Very truly yours,

Roger W. Stone
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 31, 2007

To our Stockholders:

The Annual Meeting of Stockholders of KapStone Paper and Packaging Corporation (“KapStone” or the “Company”), will be held on Thursday, May 31, 2007, at 11:00 a.m., Central Standard Time, at the Renaissance Hotel, 933 Skokie Boulevard, Northbrook, Illinois, for the following purposes:

1.                To elect two Class A directors, each to hold office for a three-year term and until his respective successor is elected and qualified. The Board of Directors has nominated the following persons for election as Class A directors at the meeting: Muhit U. Rahman and S. Jay Stewart.

2.                To consider a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the Company’s fiscal year ending December 31, 2007.

3.                To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 23, 2007, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders of record on April 23, 2007 will be available at our principal offices for examination during ordinary business hours by any stockholder for any purpose relating to the meeting.

By Order of the Board of Directors,

Roger W. Stone
Chairman and Chief Executive Officer

Northfield, Illinois
April 27, 2007

IMPORTANT: Please promptly fill in, date, sign and return the enclosed proxy card in the accompanying pre-paid envelope to ensure that your shares are represented at the meeting. You may revoke your proxy before it is voted. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

i

ii

KapStone Paper and Packaging Corporation
1 Northfield Plaza
Suite 480
Northfield, Illinois 60093

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is being solicited by the Board of Directors of KapStone Paper and Packaging Corporation (the “Company”) and contains information related to the Annual Meeting of Stockholders to be held on Thursday, May 31, 2007, at 11:00 a.m., Central Standard Time, or any adjournment or postponement thereof, for the purposes described in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Renaissance Hotel, 933 Skokie Boulevard, Northbrook, Illinois. This Proxy Statement was filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2007, and the approximate date on which the Proxy Statement and the accompanying form of proxy were first sent or given to stockholders was April 30, 2007.

The Company will bear the cost of soliciting proxies. We may solicit stockholder proxies by mail through our regular employees, and may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have our Common Stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting that is attached to this Proxy Statement. These matters include the election of directors and the ratification of the reappointment of Ernst & Young LLP as our independent auditors. In addition, management will report on the Company’s performance during 2006 and will respond to questions from our stockholders. The Annual Report for the fiscal year ended December 31, 2006 is enclosed with this Proxy Statement.

Who is entitled to vote at the meeting?

Only stockholders of record as of the close of business on the record date, April 23, 2007, will be entitled to vote the shares of the Company’s Common Stock they held on the record date at the Annual Meeting. As of the close of business on the record date, there were 24,960,000 shares of Common Stock outstanding and entitled to vote.

Stockholders may vote in person or by proxy. Each holder of shares of the Company’s Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Our bylaws provide that a majority of all of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

How do I vote?

Voting by completing the proxy card.   If you properly complete and sign the enclosed proxy card and return it as instructed on the proxy card, it will be voted as you direct. If you hold your shares in your name and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in “street name” through a brokerage or other nominee, you will need to obtain a proxy card from the institution that holds your shares.

All shares of Common Stock represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If you do not indicate a choice on the proxy card, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of ratifying Ernst & Young LLP as independent auditors for the Company for 2007 and, in the discretion of the proxy holders, on any other matter that comes before the meeting.

Once you have given your proxy, you may revoke it at any time prior to the time it is voted, by delivering to the Secretary of the Company at the Company’s principal offices either a written document revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Merely attending the Annual Meeting will not, by itself, revoke a proxy.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting is discussed under each item.

STOCK OWNERSHIP

How much stock is held by the Company’s directors, executive officers and largest stockholders?

The following table sets forth information as of March 30, 2007 regarding the beneficial ownership of the Company’s Common Stock by (i) each person known by us to own beneficially more than five percent of our outstanding Common Stock; (ii) each director and nominee for election as a director; (iii) each of our executive officers; and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

The number of shares of Common Stock shown as owned by the persons and groups named below assumes the exercise of all currently exercisable warrants held by such persons and groups, and the percentage shown assumes one exercise of such warrants and assumes that no warrants held by others are exercised.

Directors and Executive Officers

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Common Stock
Roger W. Stone(1)	4,410,900	16.4%
Matthew Kaplan(2)	2,337,500	9.0
John M. Chapman(3)	1,275,000	5.0
James Doughan	—	—
Jonathan R. Furer(4)	1,275,000	5.0
Muhit U. Rahman(5)	1,390,000	5.4
S. Jay Stewart	—	—
Andrea K. Tarbox	—	—
Timothy Keneally	—	—
All directors and executive officers as a group (nine individuals) (6)	10,948,400	37.0%

(1)          Includes 1,962,500 shares of Common Stock issuable upon exercise of warrants. 130,000 shares of Common Stock and 260,000 of the shares of Common Stock issuable upon exercise of warrants are owned by Mr. Stone’s family foundation of which Mr. Stone is director and has sole voting control and investment discretion over such shares. The business address of such individual is Kapstone Paper and Packaging Corporation, One Northfield Plaza, Suite 480, Northfield, IL 60093.

(2)          Includes 962,500 shares of Common Stock issuable upon exercise of warrants. The business address of such individual is Kapstone Paper and Packaging Corporation, One Northfield Plaza, Suite 480, Northfield, IL 60093.

(3)          Includes 525,000 shares of Common Stock issuable upon exercise of warrants. The business address of such individual is c/o Arcade Partners LLC, 62 LaSalle Road, Suite 304, West Hartford, CT 06107.

(4)          Includes 525,000 shares of Common Stock issuable upon exercise of warrants. The business address of such individual is 45 Park St., Tenafly, NJ 07670.

(5)          Includes 640,000 shares of Common Stock issuable upon exercise of warrants. 5,000 shares of Common Stock issuable upon exercise of warrants are owned by a partnership in which Mr. Rahman owns 15.625% and shares voting control and investment discretion over such shares. The business address of such individual is 8550 Willow Run Court, Cincinnati, OH 45243.

(6)          Includes 4,615,000 shares of Common Stock issuable upon exercise of warrants.

Certain Beneficial Stockholders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Outstanding Common Stock
Elm Ridge Capital Management, LLC/Ronald Gutfleish(1)	5,720,214	19.9%
Jonathan M. Glaser(2)	3,727,500	14.9%
JMG Capital Management, Inc./JMG Capital Management, LLC/Daniel Albert David/Roger Richter/Pacific Assets Management, LLC/Pacific Capital Management, Inc./JMG Capital Partners, L.P./JMG Triton Offshore Fund, Ltd.(2)	1,863,750	7.0%
William Harris Investors, Inc. (3)	3,173,501	11.7%
Magnetar Financial LLC(4)	2,550,000	9.5%
Harvest Management, L.L.C./James Morgan Rutman/Nathaniel Bohrer/Marjorie Gochberg Kellner/(5)	2,273,830	8.5%
Roger Feldman/Harvey Hanerfeld(6)	2,233,500	8.9%
D.B. Zwirn & Co., L.P./DBZ GP, LLC./ Zwirn Holdings, LLC/Daniel B. Zwirn(7)	2,150,000	9.0%
D.B. Zwirn Special Opportunities Fund, L.P.(7)	1,068,962	8.6%
D.B. Zwirn Special Opportunities Fund, Ltd.(7)	1,081,038	4.3%
Richard A. Rubin/Hawkeye Capital Management, LLC/Hawkeye Capital Master(8)	1,827,400	7.3%
Citigroup, Inc.(9)	1,798,776	7.2%
Corsair Capital Management, L.L.C./Jay R. Petschek/Steven Major(10)	1,771,908	6.9%
Millenco, L.L.C./Millennium Management, L.L.C. Israel A. Englander(11)	1,561,554	5.9%

       (1) Derived from a jointly filed Schedule 13G filed on August 26, 2005 by Elm Ridge Capital Management LLC and Ronald Gutfleish as amended on February 13, 2007. As reported, Elm Ridge and Mr. Gutfleish share voting and dispositive power over the shares of Common Stock. Mr. Gutfleish is the managing member of two limited liability companies which each manage one or more private investment funds that hold the Company’s shares of Common Stock. Mr. Gutfleish disclaims beneficial ownership in the Common Stock, except to the extent of his pecuniary interest therein. The business address is 3 West Main Street, 3rd Floor, Irving, New York  10533.

       (2) Derived from a jointly filed Schedule 13G dated February 15, 2007 by Jonathan M. Glaser, JMG Capital Management, Inc. (“JMG Inc.”), JMG Capital Management, LLC (“JMG LLC”), Daniel Albert David, Roger Richter, Pacific Assets Management, LLC (“PAM”), Pacific Capital Management, Inc. (“PCM”), JMG Capital Partners, L.P. (the “Partnership”), JMG Triton Offshore Fund, Ltd. (the “Fund”). PAM and JMG LLC are investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. PAM is the investment adviser to the Fund and PCM is a member of PAM. Mr. Glaser, Mr. David and Mr. Richter are control persons of PCM and PAM. JMG LLC is the investment adviser and general partner of the Partnership and JMG Inc. is a member of JMG LLC. Mr. Glaser is the control person of JMG Inc. and JMG LLC. The principal business office of JMG Inc., JMG LLC, Mr. Glaser and the Partnership is: 11601 Wilshire Boulevard, Suite 2180, Los Angeles, CA 90025. The principal business office of PAM, PCM and Mr. David is: 100 Drakes Landing, Suite 207, Greenbrae, CA 94904. The principal business office of Mr. Richter is: One Sansome Street, 39th Floor, San Francisco, CA 94104. The principal business office of the Fund is: Ogier Fiduciary Services (BVI) Ltd, Nemours Chambers, PO Box 3170, Road Town, Tortola, BVI VG1110.

       (3) Derived from a Form 5 filed dated February 14, 2007 and a Schedule 13G/A dated February 13, 2007. William Harris Investors, Inc. is the general partner of WHI Growth Fund QP, LP. Includes beneficial ownership of 2,261,834 shares of Common Stock underlying warrants. The business address is 191 North Wacker Drive, Suite 1500, Chicago, IL  60606.

       (4) Derived from a jointly filed Schedule 13G/A dated February 14, 2007 filed by Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (“Magnetar Capital Partners”) Supernova Management LLC (“Supernova Management”), and Alec N. Litowitz (“Mr. Litowitz”). As of February 5, 2007, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz may be deemed to be the beneficial owner of 790,500 shares of Common Stock and 1,759,500 shares of Common Stock underlying warrants held for the accounts of the Magnetar Capital Master Fund. The address of the principal  business  office of each of Magnetar Financial,  Magnetar Capital Partners, Supernova Management, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

       (5) Derived from a jointly filed Schedule 13G dated February 22, 2007 by Harvest Management, L.L.C., James Morgan Rutman, Nathaniel Bohrer and Marjorie Gochberg Kellner. Harvest Management filed the Schedule 13G with respect to the shares of Common Stock beneficially owned by the following accounts under its management, which Harvest Management may be deemed to beneficially own: 450,363 shares of Common Stock (including 316,994 shares of Common Stock underlying warrants) beneficially owned by Harvest Capital, L.P.; 290,940 shares of Common Stock (all underlying warrants) beneficially owned by Wabash Harvest Partners, L.P.; 1,112,115 shares of Common Stock (including 788,046 shares of Common Stock underlying warrants) beneficially owned by Harvest Offshore Investors Ltd.; 52,285 shares of Common Stock (including 36,720 shares of Common Stock underlying warrants) beneficially owned by CL Harvest, LLC; 20,404 shares of Common Stock (including 15,672 shares of Common Stock underlying warrants) beneficially owned by Harvest AA Capital, L.P.; 148,448 shares of Common Stock (including 104,565 shares of Common Stock underlying warrants) beneficially owned by New Americans, L.L.C.; and 199,275 shares of Common Stock (including 155,063 shares of Common Stock underlying warrants) beneficially owned by Harvest Master Enhanced LTD. James Morgan Rutman, Nathaniel Bohrer and Marjorie Gochberg Kellner are each principals of Harvest Management and thus may be deemed to beneficially own the shares of Common Stock beneficially owned by Harvest Management. Each has a business address at: c/o Harvest Management, L.L.C., 600 Madison Avenue, 11th Floor, New York, New York 10022.

       (6) Derived from a jointly filed Schedule 13G/A dated February 14, 2007. As of December 31, 2006, each of Roger Feldman and Harvey Hanerfeld is the beneficial owner of 2,233,500 shares of Common Stock. As sole stockholders, directors and executive officers of West Creek Capital, Inc., a Delaware corporation that is the general partner of West Creek Capital, L.P., a Delaware limited partnership that is the investment adviser to (i) West Creek Partners Fund L.P., a Delaware limited partnership (“Partners Fund”), (ii) WC Select L.P., a Delaware limited partnership (“Select”), (iii) Cumberland Investment Partners, L.L.C., a Delaware limited liability company (“Cumberland”), and (iv) certain private accounts (the “Accounts”), Mr. Feldman and Mr. Hanerfeld may be deemed to have the shared power to direct the voting and disposition of the 903,000 shares of Common Stock owned by Partners Fund, the 830,000 shares of Common Stock owned by Select, the 376,000 shares of Common Stock owned by Cumberland, and the 124,500 shares of Common Stock held in the Accounts.

       (7) Derived from a jointly filed Schedule 13G/A dated February 5, 2007 by D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund, Ltd., D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn. As of the date of the filing, D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn may each be deemed the beneficial owner of (i) 940,238 shares of Common Stock and warrants to purchase 140,800 shares of Common Stock owned by D.B. Zwirn Special Opportunities Fund, Ltd. and (ii) 989,762 shares of Common Stock and warrants to purchase 79,200 shares of Common Stock owned by D.B. Zwirn Special Opportunities Fund, L.P. (the “Funds”). D.B. Zwirn & Co., L.P. is the manager of each of the Funds, and consequently has voting control and investment discretion over the shares held by each of the Funds. Daniel B. Zwirn is the managing member of and thereby controls Zwirn Holdings, LLC, which in turn is the managing member of and thereby controls DBZ GP, LLC, which in turn is the general partner of and thereby controls D.B. Zwirn & Co., L.P. The foregoing should not be construed in and of itself as an admission by any such person as to the beneficial of shares owned by another person. In addition, each of D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn disclaims beneficial ownership of the shares held by the Funds.

       (8) Derived from a jointly filed Schedule 13G dated February 7, 2007 by Richard A. Rubin, Hawkeye Capital Management, LLC and Hawkeye Capital Master. Hawkeye Capital Master, a pooled investment vehicle organized as a Cayman Islands series trust, owns 1,827,400 shares of Common Stock which may be deemed to be beneficially owned by each reporting person and as to which Richard A. Rubin has sole voting power and dispositive power in his role as manager of Hawkeye Capital Management, LLC, the manager of Hawkeye Capital Master. The principal place of business for Richard A. Rubin and Hawkeye Capital Management, LLC is 800 Third Avenue, 10th Floor, New York, New York, 10022. The principal place of business for Hawkeye Capital Master is P.O. Box 897GT, One Capital Place, Georgetown, Grand Cayman, Cayman Islands.

       (9) Derived from a Schedule 13G dated March 26, 2007. The business address of such entity is 399 Park Avenue, New York, NY 10043.

(10) Derived from a jointly filed Schedule 13G dated January 8, 2007 by Corsair Capital Partners, L.P. (“Corsair Capital”), Corsair Long Short International, Ltd. (“Corsair International”), Corsair Select, L.P. (“Corsair Select”), Corsair Capital Partners 100, L.P. (“Corsair 100”), Corsair Capital Investors, Ltd. (“Corsair Investors”), Corsair Capital Management, L.L.C. (“Corsair Management”), Jay R. Petschek (“Mr. Petschek”) and Steven Major (“Mr. Major” and collectively, the “Reporting Persons”). Corsair Management is the investment manager of Corsair Capital, Corsair International, Corsair Select, Corsair 100 and Corsair Investors. Messrs. Petschek and Major are the controlling persons of Corsair Management. Corsair Capital beneficially owns 940,377 shares of Common Stock consisting of: (a) 564,989 shares of Common Stock, and (b) warrants exercisable for 375,388 shares of Common Stock. Corsair International beneficially owns 22,683 shares of Common Stock consisting of:

(a) 19,041 shares of Common Stock, and (b) warrants exercisable for 3,642 shares of Common Stock. Corsair Select beneficially owns 433,477 shares of Common Stock consisting of: (a) 281,371 shares of Common Stock, and (b) warrants exercisable for 152,106 shares of Common Stock. Corsair 100 beneficially owns 42,902 shares of Common Stock consisting of: (a) 26,478 shares of Common Stock, and (b) warrants exercisable for 16,424 shares of Common Stock. Corsair Investors beneficially owns 120,911 shares of Common Stock consisting of: (a) 73,597 shares of Common Stock, and (b) warrants exercisable for 47,314 shares of Common Stock. Corsair Management, as the investment manager of each of Corsair Capital, Corsair International, Corsair 100 and Corsair Investors, is deemed to beneficially own the 1,560,350 shares of Common Stock beneficially owned by them. Mr. Petschek, as a controlling person of Corsair Management, is deemed to beneficially own the 1,560,350 shares of Common Stock beneficially owned by Corsair Management. Mr. Major, as a controlling person of Corsair Management, is deemed to beneficially own the 1,560,350 shares of Common Stock beneficially owned by Corsair Management. The principal business address for each of Corsair Capital, Corsair Select, Corsair 100, Corsair Management, Mr. Petschek and Mr. Major is 350 Madison Avenue, 9th Floor, New York, New York 10017. The principal business address for each of Corsair International and Corsair Investors is c/o M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

(11) Derived from a jointly filed Schedule 13G dated January 23, 2007 by Millenco, L.L.C., Millennium Management, L.L.C., and Israel A. Englander. Each reporting person may be deemed to be the beneficial owner of warrants to purchase 1,561,554 shares of Common Stock owned by Millenco, L.L.C., a Delaware limited liability company (“Millenco”), formerly known as Millenco, L.P., a Delaware limited partnership. Each warrant entitles the holder to purchase one share of Common Stock at a price of $5.00. Each warrant is exercisable and will expire on August 15, 2009, or earlier upon redemption. In addition, Millenco has an open short position of 505,200 shares of Common Stock. The address of each reporting person is 666 Fifth Avenue New York, New York 10103.

Securities authorized for issuance under equity compensation plan

Information about the Company’s equity compensation plan at December 31, 2006 is as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance	Weighted Average Remaining Contractual Life in Years
Equity compensation plan approved by stockholders(1)	—	—	3,000,000	—
Equity compensation plans not approved by stockholders	—	—	—	—
Total	—	—	3,000,000	—

(1)          As of December 31, 2006, no shares of Common Stock or stock options had been issued under the Company’s equity plan.

The 2006 KapStone Paper and Packaging Corporation Stock Incentive Plan (the “2006 Plan”) was approved by stockholders on December 29, 2006. A maximum of 3,000,000 shares of our Common Stock are available for issuance under the 2006 Plan. Awards may be granted to employees, officers and directors of, and consultants or advisors to, KapStone and its subsidiary. Awards may be in the form of nonqualified or incentive stock options, restricted stock or stock appreciation rights.

ELECTION OF DIRECTORS

The Company has a classified Board of Directors currently consisting of two Class A directors (Muhit U. Rahman and S. Jay Stewart) who will serve until the 2007 Annual Meeting of Stockholders, two Class B directors (John M. Chapman and Matthew Kaplan) who will serve until the 2008 Annual Meeting of Stockholders, and three Class C directors (James Doughan, Jonathan R. Furer, and Roger W. Stone) who will serve until the 2009 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting, or a shorter term to fill a vacancy in another class of directors.

The nominees for election at the 2007 Annual Meeting of Stockholders to fill the two Class A positions on the Board of Directors are Muhit U. Rahman and S. Jay Stewart. If elected, the nominees for the Class A positions will serve as director until the Annual Meeting of Stockholders in 2009, and in each case until their successors are elected and qualified. If a quorum is present and voting at the meeting, the nominees for Class A director receiving the highest number of votes will be elected Class A directors.

The following information relates to the nominees listed above and to the Company’s other directors whose terms of office will extend beyond the 2007 Annual Meeting of Stockholders.

Nominees for election at the 2007 Annual Meeting of Stockholders

Class A (Term Ends 2010)
S. Jay Stewart (age 68)

A director appointed in January 2007, Mr. Stewart is currently a director and non-executive chairman of Autoliv, Inc., and serves as a director of HSBC North American Holdings, Inc. He served as Chairman and Chief Executive Officer of Morton International, Inc., from 1994-l999, and as Vice Chairman of Rohm and Haas Company for one year thereafter. He is a former director of Household International, Inc., Burns International Services Corp., Box USA, Inc., Rohm and Haas Company, Morton International, Inc., and Morton Thiokol, Inc. Mr. Stewart holds a B.S. degree in Chemical Engineering from the University of Cincinnati and an M.B.A. degree from West Virginia University.

Muhit U. Rahman (age 51)

A director since the Company’s inception, Mr. Rahman is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm, since November 2003 and is also a founding director and vice president of Arcade Acquisition Corp., a blank check acquisition company currently in registration. Since January 2004, he has been a Managing Director of Washington & Congress Managers. From November 1993 through December 2003, he was a Managing Director of Triumph Capital Group. Mr. Rahman has also been a director of Cardio MEMS, Inc. since June 2002. Mr. Rahman received a B.S. from Yale University and an M.B.A. from the Anderson School of Management at UCLA.

The Board of Directors recommends a vote “For” the nominees named above.

Class B (Term Ends 2008)
John M. Chapman (age 46)

A director since the Company’s inception, Mr. Chapman is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm, since November 2003. Mr. Chapman is also a founding director and chief financial officer of Arcade Acquisition Corp., a blank check acquisition company currently in registration. Since January 2004, he has been a Managing Director of Washington & Congress Managers, a private equity firm. From March 1990 through December 2003, he was employed by Triumph Capital Group, Inc, a private equity firm, last serving as a Managing Director. Mr. Chapman received a B.A. from Bates College and an M.B.A. from the Tuck School of Business at Dartmouth College.

Matthew Kaplan (age 50)

President and a director since the Company’s inception, Mr. Kaplan has been Manager of Stone-Kaplan Investments, LLC, a private investment company, since July 2004. He was President, Chief Operating Officer and a director of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of the company in July 2004. Mr. Kaplan began his career at Stone Container Corporation in 1979 and was serving as its Senior Vice President and General Manager of North American Operations when Stone Container Corporation merged with Jefferson Smurfit Corporation in November 1998. He was Vice President/ General Manager Container Division with Smurfit-Stone Container Corporation until March 1999. Mr. Kaplan received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the University of Chicago. Mr. Kaplan is the son-in-law of Roger W. Stone.

Class C (Term Ends 2009)
James Doughan (age 73)

A director appointed in January 2007, Mr. Doughan retired in 1999 as President and Chief Executive Officer of Abitibi-Consolidated, a newsprint, white paper and forest products company. He served as Chief Executive Officer of Stone-Consolidated Corporation from 1993-1997 and, prior to that, in several senior executive positions at Stone Container Corporation from 1983 through 1997. Mr. Doughan holds a B.S. degree in Economics from Yale University.

Jonathan R. Furer (age 50)

A director since the Company’s inception, Mr. Furer is a co-founder and has been a managing member of Arcade Partners LLC, a private equity firm, since November 2003 and is also a founding director and chief executive officer of Arcade Acquisition Corp., a blank check acquisition company currently in registration. Since January 2004, he has been a Managing Director of Washington & Congress Managers. From March 2000 through December 2003, he was a Managing Director of Triumph Capital Group, Inc. From December 1998 until February 2000, he was a Managing Director of MG Group, LLC, a private equity firm he co-founded. Mr. Furer received a B.B.A. from George Washington University.

Roger W. Stone (age 72)

Chairman of the Board and Chief Executive Officer since the Company’s inception, Mr. Stone has been Manager of Stone-Kaplan Investments, LLC, a private investment company, since July 2004. He was Chairman and Chief Executive Officer of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of that company in July 2004. Mr. Stone was Chairman, President and Chief Executive Officer of Stone Container Corporation, a multinational paper company primarily producing and selling pulp, paper and packaging products, from March 1987 to November 1998 when Stone Container Corporation merged with Jefferson Smurfit Corporation, at which time he became President and Chief Executive Officer of Smurfit-Stone Container Corporation until March 1999. Mr. Stone has served on the board of directors of McDonald’s Corporation since 1989. Mr. Stone received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Mr. Stone is the father-in-law of Matthew Kaplan.

How often did the Board meet during 2006?

During the fiscal year ended December 31, 2006, the Board of Directors held three meetings. Each director serving on the Board of Directors in fiscal year 2006 attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. The Board meets in Executive Session, without any members of management present, at each regularly scheduled meeting of the Board of Directors.

What is the Company’s policy regarding attendance by the Board of Directors at the Annual Meeting of Stockholders?

Members of the Board are strongly encouraged to attend the 2007 Annual Meeting of Stockholders.

What committees has the Board of Directors established?

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates under a written charter approved by the Board of Directors. The Audit Committee consists of Messrs. Chapman, Doughan, Rahman and Stewart, and Mr. Stewart serves as the Chairman. The Compensation Committee consists of Messrs. Chapman, Furer and Stewart, and Mr. Furer serves as the Chairman. The Nominating and Governance Committee consists of Messrs. Doughan, Furer, Rahman and Stewart, and Mr. Doughan serves as the Chairman.

Audit Committee.   The Audit Committee’s function is to review, with our independent auditors and management, the annual financial statements and independent auditors’ opinion, review and maintain direct oversight of the plan, scope and results of the audit by the independent auditors, review and approve all professional services performed and related fees charged by the independent auditors, be solely responsible for the retention or replacement of the independent auditors, and monitor the adequacy of the Company’s accounting and financial policies, controls, and reporting systems. The Audit Committee was formed by the Board in January 2007 and, therefore, no meetings were held in 2006.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes Oxley Act of 2002. Additionally, the Company certifies that it has, and will continue to have, at least one member of the Audit Committee that is defined as an “audit committee financial expert” in accordance with Section 407 of the Sarbanes Oxley Act with past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Currently, the Board has determined that S. Jay Stewart and James Doughan are “audit committee financial experts.”

Compensation Committee.   The functions of the Compensation Committee include providing guidance to management and assisting the Board of Directors in matters relating to the compensation of the Chief Executive Officer and senior executives, the organizational structure of the Company, the Company’s compensation and benefits programs, the Company’s succession, retention and training programs, and such other matters that have a direct impact on the success of our human resources. The Compensation Committee was formed by the Board in January 2007 and, therefore, no meetings were held in 2006.

The Board of Directors and the Compensation Committee believe that the Compensation Committee’s current member composition satisfies the rule of the NASD that governs committee composition, including the requirement that committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes Oxley Act of 2002.

Nominating and Governance Committee.   The functions of the Nominating and Governance Committee include leading any searches for new Board of Director candidates, reviewing and making recommendations to the Board regarding director compensation, and making recommendations to the Board regarding director nominees to be put forth by the Board at each annual meeting of stockholders. In addition, the area of corporate governance has taken on increasing importance in the creation and preservation of stockholder value. Therefore, the Nominating and Governance Committee focuses on core processes that the Board and its committees utilize to carry out their responsibilities, including fundamental issues such as how decisions are made. The Nominating and Governance Committee was formed by the Board in January 2007 and, therefore, no meetings were held in 2006.

Any stockholder who wishes to recommend for the Nominating and Governance Committee’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address: 1 Northfield Plaza, Suite 480, Northfield, IL 60093.

The Board of Directors and the Nominating and Governance Committee believe that the Nominating and Governance Committee’s current member composition satisfies the rule of the NASD that governs committee composition, including the requirement that committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes Oxley Act of 2002.

REPORT OF THE AUDIT COMMITTEE

The purpose of the Audit Committee is to assist the Board in its general oversight of KapStone’s financial reporting, internal controls and audit functions. The Audit Committee was formed by the Board in January 2007. As described in the Audit Committee Charter, the Committee has oversight responsibilities to stockholders, potential stockholders, the investment community, and other stakeholders related to the:

•       integrity of the Company’s financial statements;

•       financial reporting process;

•       systems of internal accounting and financial controls;

•       performance of the Company’s internal audit function and independent auditors;

•       independent auditor’s qualifications and independence; and

•       compliance with ethics policies and legal and regulatory requirements.

The Audit Committee is composed solely of independent directors as defined by the listing standards of National Association of Securities Dealers, Inc.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of KapStone’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee provided oversight and advice to management relating to management’s assessment of the adequacy of KapStone’s internal control over financial reporting in accordance with the requirements of the Sarbanes Oxley Act of 2002. The Audit Committee held private sessions with Ernst & Young LLP to discuss the annual audit. At the conclusion of the process, the Audit Committee reviewed a report from management on the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC, as well as Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Ernst & Young LLP their firm’s independence. In addressing the quality of management’s accounting judgments, the Audit Committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

Based on the review of the consolidated financial statements and discussions with and representations from management and Ernst & Young LLP referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in KapStone’s Annual Report on

Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all non-audit services to be provided by KapStone’s outside auditors, Ernst & Young LLP. In addition, the Audit Committee pre-approves all audit and audit related services provided by Ernst & Young LLP. A further discussion of the fees paid to Ernst & Young LLP for audit and non-audit expenses is included below under the heading “PRINCIPAL ACCOUNTANT’S FEES AND SERVICES.” Although the Audit Committee has the sole authority to appoint independent auditors, the Audit Committee is recommending that the Board ask the stockholders to ratify the appointment at the Annual Meeting.

AUDIT COMMITTEE
S. Jay Stewart (Chairman)
John Chapman
James Doughan
Muhit U. Rahman

PRINCIPAL ACCOUNTANT’S FEES AND SERVICES

Fees of Independent Auditors

Eisner LLP and Ernst & Young LLP, respectively, each acted as the principal auditor for the Company during the Company’s 2005 and 2006 fiscal years, respectively. Ernst & Young   also provided certain audit-related and permitted non-audit services. The Board of Director’s policy is to approve all audit, audit-related, tax and permitted non-audit services performed for the Company by its independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission’s rules adopted hereunder. In 2006, the Audit Committee approved in advance all engagements by Ernst & Young LLP on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No services were rendered by Ernst & Young LLP to the Company in 2006 pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Ernst & Young LLP and Eisner LLP, respectively, billed the following fees for services provided for the years ended December 31, 2006 and 2005, respectively:

Type of Fees	2006(4)	2005(5)
Audit fees (1)	$411,682	$48,000
Audit-related fees (2)	364,678
Tax fees	21,200
All other fees(3)	551,936	—
	$1,349,496	$48,000

(1)          Consists of fees for the audit of the Company’s annual financial statements and reviews of the financial statements included in the quarterly reports on Form 10-Q, fees for the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and fees for consultations on acquisitions and review of information filed with the Securities and Exchange Commission.

(2)          Fees incurred for due diligence on acquisitions.

(3)          Fees for consulting on employee benefit programs relating to the Kraft Paper Business acquired by the Company.

(4)          Fees and out-of-pocket expense reimbursement paid to Ernst & Young LLP for services provided for the year ended December 31, 2006.

(5)          Fees paid to Eisner LLP for services provided for the audit for the year ended December 31 2005.

Pre-Approval of Independent Auditor Services

No services were provided to the Company that is specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services are pre-approved by the Board of Directors. None of the services described above were approved pursuant to the de minimus exception provided by Rule 2-01(c)(7)(i)(C) of regulation S-X.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

On January 2, 2007, KapStone acquired substantially all of the assets, and assumed certain liabilities, of the Kraft Paper Business from International Paper.

As a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses in the paper, packaging, forest products and related industries, none of our officers received compensation for services rendered to us prior to such acquisition, except for reimbursement for out of pocket expenses incurred by the officers in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Accordingly, no decisions were made by the Board of Directors during 2006 with respect to the compensation policies and levels of officers of the Company.

On January 8, 2007, the Board of Directors of KapStone formed a Compensation Committee consisting of three non-employee directors, Messrs. Chapman, Furer and Stewart. The Compensation Committee is responsible for recommending to the Board of Directors any compensation for the Company’s executive officers.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant’s Proxy Statement on Schedule 14A.

Jon Furer (Chairman)
John M. Chapman
S. Jay Stewart

2006 Summary Compensation Information

Except as noted below, no executive officer received any cash compensation for services rendered during 2006 and no compensation of any kind, including finder’s and consulting fees, was paid to any of our executive officers, or any of their respective affiliates, for services rendered during 2006. Messrs. Stone and Kaplan were reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf in identifying potential target businesses and performing due diligence on suitable business combinations. Ms. Tarbox received a consulting fee of $164,000 during 2006 prior to her appointment as an executive officer for her services in connection with the due diligence on suitable business combinations.

On April 5, 2007, the Board of Directors of KapStone, upon the recommendation of the Compensation Committee, approved:  (a) the following annual salaries for KapStone’s executive officers:  Roger Stone, Chief Executive Officer - $420,000; Matt Kaplan, President - $420,000; Tim Keneally, Vice President -$273,000; and Andrea Tarbox, Vice President and Chief Financial Officer - $240,000; and (b) Kapstone’s 2007 annual incentive plan. None of our executive officers has an employment agreement with the Company.

Under KapStone’s 2007 annual incentive plan:  (a) each of Messrs. Stone and Kaplan is eligible to earn a bonus of up to 130% of his base salary based on KapStone’s EBITDA performance during 2007; and (b) each of Mr. Keneally and Ms. Tarbox is eligible to earn a bonus of up to 63% of his or her base salary based on KapStone’s EBITDA performance during 2007 and up to an additional 27% of his or her base salary based on individual performance goals.

Grants of Plan-Based Awards Table

No Common Stock or stock option awards or other plan-based awards were granted to our executive officers during the fiscal year ended December 31, 2006.

On April 5, 2007, the Compensation Committee made the following equity grants:

Executive	Stock Options	Restricted Stock
Roger Stone	159,650	54,300
Matt Kaplan	159,650	54,300
Tim Keneally	57,650	19,600
Andrea Tarbox	57,650	19,600

Each of the stock options has an exercise price of $6.76 per share and vests 50% at the second anniversary of the grant date and the remaining 50% at the third anniversary of the grant date. Each share of restricted stock vests at the third anniversary of the grant date.

Options Exercised and Stock Vested Table

None of our executive officers exercised any stock options, and no restricted stock units held by our executive officers vested during the fiscal year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-end Table

We had no unexercised options and unvested stock awards previously awarded to our executive officers as of December 31, 2006.

Compensation of Directors

Other than reimbursable out-of-pocket expenses payable to our directors, no compensation or fees of any kind, were paid to any of our directors, or to any of their respective affiliates, for services rendered to us during 2006.

On April 5, 2007, the Board of Directors of KapStone, upon the recommendation of the Nominating and Governance Committee, approved the compensation of directors for 2007. Directors who are officers of the Company will not receive any compensation for their services as directors. Each non-employee director of the Company will receive the following compensation:

•       a quarterly retainer of $8,750;

•       a fee of $1,500 for each board meeting and each committee meeting attended by such director; and

•       reimbursement of reasonable expenses to attend Board and committee meetings.

The chairperson of each of the Audit, Compensation and Nominating and Governance Committee will receive an additional quarterly fee of $2,500, $1,500 and $1,500, respectively.

Each of the non-employee directors also received a grant of stock options to purchase 21,750 shares of Common Stock with an exercise price of $6.76 per share (the closing price of our Common Stock on the Over-the-Counter Bulletin Board on the date of grant). Each option vests 50% at the second anniversary of the grant date and the remaining 50% at the third anniversary of the grant date.

Compensation Committee Interlocks and Insider Participation

There were no interlocks or other relationships among the Company’s executive officers and directors that are required to be disclosed under applicable executive compensation disclosure requirements.

NOMINATING AND GOVERNANCE COMMITTEE

Who are the nominees for election at the 2007 Annual Meeting of Stockholders?

The Nominating and Governance Committee recommended Muhit U. Rahman and S. Jay Stewart to be nominated by the Board of Directors for election to Class A of the Board at the Annual Meeting of Stockholders.

In selecting non-incumbent candidates and reviewing the qualifications of incumbent candidates for the Board of Directors, the Nominating and Governance Committee considers the Company’s corporate governance principles, which include the following:

•       Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. They must be actively engaged in the pursuit of information relevant to the Company’s business and must constructively engage their fellow Board members, the CEO, and other members of management in dialogue and decision making. The Board of Directors will represent diverse experience at policy-making levels in business and technology in areas that are relevant to the Company’s activities.

•       Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board of Directors for an extended period of time. Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

At least a majority of the directors will be independent directors as defined in the NASD rules for companies listed on the NASDAQ. Directors who do not meet the NASD Manual’s independence standards also make valuable contributions to the Board of Directors and to the Company through their experience and wisdom.

In general, to be considered independent under the NASD Manual rules, the Board must determine, among other things, that a director does not have any relationships that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board will make an affirmative finding with respect to the independence of directors not less frequently than annually. The Board has determined that other than Mr. Stone, the Company’s CEO, and Mr. Kaplan, the Company’s President, each of the current members of the Board, including the nominees for Class A director, is an independent director.

In addition to the policy that at least a majority of the Board members satisfy the independence standards discussed in the section above, members of the Audit Committee must also satisfy additional NASD independence requirements. Specifically, they may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, must not have participated in preparing the financial statements of the Company or its subsidiary during the past three years, and must not be affiliated with the Company except through their membership on the Board and its committees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time, the Company retains the services of White Oak Aviation, an aviation services company owned by Messrs. Stone and Kaplan, for the use of an airplane to transport the Company’s executive officers and directors, as well as consultants and advisors retained by the Company traveling with them, on business matters. During the year ended December 31, 2006, the Company paid White Oak Aviation an aggregate of approximately $80,000. White Oak Aviation invoices the Company using hourly rates and fuel charges and associated costs that are equal to or less than the market prices that it charges its third party customers. These payments were not designed to be, nor did they amount to, compensation to Messrs. Stone and Kaplan.

During 2006, we paid Stone-Kaplan Investments LLC, an affiliate of Messrs. Stone and Kaplan, a fee of $7,500 per month for providing us with certain administrative, technology and secretarial services, as well as the use of certain limited office space in Northfield, Illinois. A portion of this fee was paid to Arcade Partners LLC, an affiliate of Messrs. Chapman, Furer and Rahman, for overhead costs incurred on our behalf.

We have reimbursed our executive officers and directors for a reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. During 2006, our executive officers and directors were reimbursed an aggregate of approximately $66,000 for out-of-pocket expenses. All such expenses were reviewed and approved by our chief executive officer.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions will require prior approval in each instance by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case, who had access, at our expense, to our attorneys or independent legal counsel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). SEC regulations require these individuals to give us copies of all Section 16(a) forms they file.

Based solely on our review of forms that were furnished to us and written representations from reporting persons, we believe that the executive officers, directors and more than 10% stockholders complied with all filing requirements related to Section 16(a).

CODE OF ETHICS

The Company has adopted a Code of Conduct and Ethics applicable to all directors, executive officers and employees of the Company including its principal executive officer and principal financial officer.

STOCK PRICE PERFORMANCE PRESENTATION

During 2006, we had no business operations. We were formed as a blank check company for the sole purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the paper industry. Therefore, we are unable to present stockholder return information for 2006 since we did not have operations within an industry that can be compared to a peer group index by SIC Code or to the Nasdaq Market Index.

ITEMS FOR STOCKHOLDER CONSIDERATION

PROPOSAL 1

Election of Directors

The Company has a classified Board of Directors currently consisting of two Class A directors (Muhit U. Rahman and S. Jay Stewart) who will serve until this 2007 Annual Meeting of Stockholders, two Class B directors (John M. Chapman and Matthew Kaplan) who will serve until the Annual Meetings of Stockholders to be held in 2008, and three Class C directors (James Doughan, Jonathan R. Furer and Roger W. Stone) who will serve until the Annual Meetings of Stockholders to be held in 2009, and in each case until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting, or a shorter term to fill a vacancy in another class of directors.

The nominees for election at the 2007 Annual Meeting of Stockholders to fill two Class A positions on the Board of Directors are Muhit U. Rahman and S. Jay Stewart. If elected, the nominees for the Class A positions will serve as directors until the Annual Meeting of Stockholders in 2010, and in each case until their successors are elected and qualified.

If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required and Board of Directors Recommendation

If a quorum is present, either in person or by proxy, the nominees for Class A who receive the greatest number of votes cast will be elected as Class A directors. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEES NAMED ABOVE.

PROPOSAL 2

Ratification of Appointment of Independent Auditors

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the independent auditors to audit our financial statements for the fiscal year ended December 31, 2007. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if the representatives desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock cast at the meeting is required for ratification of this selection. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the ratification of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT
OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC
ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

ADDITIONAL INFORMATION

Advance Notice Procedures.   Our bylaws require that, for business to be properly brought by a stockholder before an annual meeting, notice must be delivered to or mailed by the stockholder and received at the offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of he annual meeting was mailed or such public disclosure was made, whichever first occurs.

Stockholder Communications with Board of Directors.   Any stockholder who wishes to communicate with the Board of Directors may do so by writing to the Company’s Secretary at the following address: 1 Northfield Plaza, Suite 480, Northfield, IL 60093

Stockholder Proposals for the Next Annual Meeting.   All stockholder proposals that are intended to be presented at the 2008 Annual Meeting of Stockholders of the Company must be received by the Company at our principal executive offices at 1 Northfield Plaza, Suite 480, Northfield IL 60093, ATTN: Corporate Secretary, no later than March 30, 2008, for inclusion in the Board of Directors’ Proxy Statement and form of proxy relating to the meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms, Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available for commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-K was mailed along with this proxy statement.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Roger W. Stone
Chairman and Chief Executive Officer

April 27, 2007
Northfield, Illinois

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY

KapStone Paper and Packaging Corporation

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON May 31, 2007

Roger W. Stone and Matthew Kaplan, and each of them acting without the other, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote as designated below, all shares of Common Stock of KapStone Paper and Packaging Corporation (the “Company”) held of record by the undersigned on April 23, 2007, at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Standard Time, on Thursday, May 31, 2007, at the Renaissance Hotel, 933 Skokie Boulevard, Northbrook, Illinois, or at any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY

Please mark your votes like this	☒

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE PROXY STATEMENT

1.	ELECTION OF DIRECTORS: Muhit U. Rahman S. Jay Stewart	2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2007

(To withhold authority to vote for any individual nominee,

strike a line through that nominee’s name in the list above)

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature (if held jointly)	Date

Important: Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.